UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2026

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Common Stock ($0.01 par value)	ACA	NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 21, 2026, Arcosa, Inc., a Delaware corporation (“Arcosa” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, CRH Americas, Inc., a Delaware corporation (“Parent”), and Neon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Merger Agreement, which is attached hereto as Exhibit 2.1.
Merger Consideration
On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than any Company Restricted Stock Awards, Cancelled Shares and any Dissenting Shares) will be automatically converted into the right to receive $150.00 in cash, without interest and subject to applicable withholding taxes (the “Merger Consideration”).
Pursuant to the Merger Agreement, at the Effective Time, each Company restricted stock unit award covering shares of Common Stock and each share of restricted Common Stock, in each case granted prior to the date of the Merger Agreement and outstanding as of the date of the Merger Agreement (each, a “Company Equity Award”), will become vested and be settled in cash, without interest, in an amount equal to the Merger Consideration multiplied by the number of shares of Common Stock underlying such Company Equity Award, plus the amount of any accrued but unpaid dividend equivalents with respect to such Company Equity Award, in each case less applicable withholding taxes. With respect to any Company Equity Award that vests based on achievement of pre-established performance criteria, the number of shares of Common Stock subject to such award will be determined with performance levels deemed achieved at the greater of (x) 100% of target and (y) actual performance achieved prior to the Effective Time, as determined by the Company’s Board of Directors (the “Board”) (or an appropriate committee thereof). Any Company equity awards granted following the date of the Merger Agreement will be treated in accordance with the Merger Agreement.
Closing Conditions
The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, set forth in the Merger Agreement, including (i) adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock (the “Company Stockholder Approval”), (ii) the absence of any law, injunction or order (whether temporary, preliminary or permanent) by any governmental entity that has the effect of restraining, enjoining or otherwise prohibiting the Merger, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the receipt or waiver of specified regulatory approvals in the Required Jurisdictions, and (iv) other customary closing conditions, including (a) each party’s representations and warranties being true and correct, subject to certain customary qualifications, (b) each party’s compliance with or performance of, in all material respects, its obligations under the Merger Agreement and (c) the absence of a material adverse effect with respect to the Company.
Stockholder Approval
The Merger Agreement includes a covenant requiring the Company to call and hold a special meeting of the Company stockholders to approve the Merger and, subject to certain exceptions described below, not to withdraw, change, amend, modify or qualify in a manner adverse to Parent the recommendation of the Board that the Company stockholders approve the Merger Agreement.

No Shop; Fiduciary Out
Pursuant to the Merger Agreement, between the date of the signing of the Merger Agreement and the earlier of its termination or the Effective Time, the Company has agreed not to, among other items and subject to certain exceptions set out in the Merger Agreement, (i) solicit, initiate, knowingly encourage or facilitate any inquiry, proposal or offer, or make, submit or announce any inquiry, proposal or offer which constitutes, or could reasonably be expected to lead to an Acquisition Proposal or (ii) participate in any discussions or negotiations regarding or furnish to any person any information relating to the Company or any subsidiary of the Company, in each case, in connection with an Acquisition Proposal.
Prior to obtaining the Company Stockholder Approval, however, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement, the Board may: (i) in response to an Intervening Event, make a Change of Recommendation, or (ii) if the Company has received a Superior Proposal, make a Change of Recommendation and cause the Company to enter into a definitive agreement providing for such Superior Proposal and terminate the Merger Agreement, so long as, in either case, the Board determines in good faith after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to constitute a breach of the directors’ fiduciary duties under applicable law, subject to complying with notice and other specified conditions, including customary match rights of Parent, and, in the case of a termination of the Merger Agreement, payment to Parent of the termination fee described below.
Termination and Termination Fees
The Merger Agreement contains certain termination rights for both the Company and Parent, including the right of either party to terminate the Merger Agreement if: (i) the Merger is not completed by June 21, 2027 (such date, as may be extended, the “Outside Date”), provided that the Outside Date will be automatically extended by up to six months if, as of the Outside Date, certain conditions to closing relating to antitrust or other regulatory clearances (including expiration or termination of the applicable waiting period under the HSR Act and receipt of the required approvals in the Required Jurisdictions) have not been satisfied or waived, but all of the other closing conditions have been satisfied or waived, in each case as and to the extent set forth in the Merger Agreement; provided that the right to terminate on the Outside Date will not be available to any party whose action or failure to fulfill any obligation under the Merger Agreement has been a proximate cause of the failure of the Merger to be consummated by the Outside Date and constitutes a material breach of the Merger Agreement; (ii) a Governmental Entity of competent jurisdiction has issued a final, non-appealable order, injunction, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; or (iii) the Company Stockholder Approval is not obtained prior to the conclusion of the Company’s stockholders’ meeting relating thereto (including any adjournments or postponements thereof).
The Merger Agreement may be terminated by mutual written consent of Parent and the Company.
Parent can terminate the Merger Agreement if: (i) (1) neither Parent nor Merger Sub is then in material breach of the Merger Agreement and (2) the Company breaches any of its representations or warranties (or such representations or warranties shall have become untrue or inaccurate) or fails to perform under any covenants or agreements set forth in the Merger Agreement, which breach, violation, inaccuracy or failure to perform (a) would result in the failure of certain conditions to closing and (b) is incapable of being cured by the Outside Date, or if capable, is not cured by the Company before the earlier of (x) the business day immediately prior to the Outside Date and (y) the 30th calendar day following receipt by the Company of notice from Parent of such breach, violation, inaccuracy or failure to perform; or (ii) prior to receipt of the Company Stockholder Approval, the Board makes a Change of Recommendation.

The Company can terminate the Merger Agreement: (i) (1) if the Company is not then in material breach of the Merger Agreement and (2) either Parent or Merger Sub breaches any of its representations or warranties (or such representations or warranties shall have become untrue or inaccurate) or fails to perform under any covenants or agreements set forth in the Merger Agreement, which breach, violation, inaccuracy or failure to perform (a) would result in the failure of certain conditions to closing and (b) is incapable of being cured by the Outside Date, or if capable, is not cured by Parent or Merger Sub before the earlier of (x) the business day immediately prior to the Outside Date and (y) the 30th calendar day following receipt by Parent of notice from the Company of such breach, violation, inaccuracy or failure to perform; or (ii) prior to receipt of the Company Stockholder Approval, in order to enter into a definitive agreement providing for a Superior Proposal, provided that the Company has complied in all material respects with its non-solicitation obligations under the Merger Agreement and pays the applicable termination fee described below.
Upon termination of the Merger Agreement, (i) Parent, under specified circumstances set forth in the Merger Agreement relating to the failure to obtain antitrust or other required regulatory clearances, will be required to pay the Company a termination fee equal to $371,967,952, and (ii) the Company, under specified circumstances, including termination of the Merger Agreement by, among other things, (a) the Company to enter into a definitive agreement providing for a Superior Proposal (prior to obtaining the Company Stockholder Approval) or (b) Parent as a result of a Change of Recommendation (prior to obtaining the Company Stockholder Approval), will be required to pay Parent a termination fee equal to $260,377,567.
Other Terms of the Merger Agreement
The Merger Agreement contains customary representations, warranties and covenants of the parties relating to their respective businesses and the Merger, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, including, among others and subject to certain exceptions, covenants relating to conducting its business in the ordinary course of business, preserving intact its and its subsidiaries’ present business organizations, goodwill and ongoing businesses, and preserving its and its subsidiaries’ relationships with customers, suppliers, vendors, Governmental Entities, employees and others with whom they have material business relations.
In addition, subject to the terms of the Merger Agreement, the Company and Parent are required to use their respective reasonable best efforts to consummate the Merger and to obtain all required regulatory approvals, including expiration or termination of the applicable waiting period under the HSR Act and the receipt of the required approvals in the Required Jurisdictions, by the Outside Date, including by, among other things, defending any litigation seeking to delay, prevent or otherwise prohibit the Merger. Parent’s obligations include agreeing or committing to sell, divest or otherwise convey, or to license, hold separate or enter into similar arrangements with respect to, any particular asset, category, portion or part of an asset or business of Parent, the Company or their respective subsidiaries subsequent to the Effective Time, and to terminate existing relationships and contractual rights and obligations, in each case to the extent necessary to obtain the required antitrust and regulatory clearances (each, a “Regulatory Remedial Action”). However, Parent’s obligation to take Regulatory Remedial Actions is subject to certain limitations set forth in the Merger Agreement, including that Parent is not required to take any Regulatory Remedial Action that is not conditioned on the consummation of the Merger or if such action would require the divestiture or holding separate (or any other Regulatory Remedial Action) of or with respect to assets, business or product lines of Parent, the Company or its subsidiaries that would exceed a specified materiality threshold. The Company may not agree or commit to any Regulatory Remedial Action without Parent’s prior written consent and must take all reasonable steps to effectuate any Regulatory Remedial Action as directed by Parent, subject to such action being conditioned on the consummation of the Merger. Parent has the right to lead the regulatory strategy for obtaining the required approvals, subject to specified consultation rights of the Company. Consummation of the Merger is not subject to any financing condition.
If the Merger is consummated, the Common Stock will be delisted from the New York Stock Exchange and NYSE Texas and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any factual information about the Company, Parent, Merger Sub or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of the Merger Agreement and as of specified dates, were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement, may have been made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and securityholders are not third-party beneficiaries of the representations, warranties or covenants under the Merger Agreement and should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective businesses, subsidiaries or affiliates. In addition, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification, and information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Merger, the Company, Parent, Merger Sub, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement (“Proxy Statement”) that the Company will file in connection with the Merger, as well as in the Form 10-K, Forms 10-Q, Forms 8-K and other filings that the Company has made or will make with the U.S. Securities and Exchange Commission (the “SEC”).
Item 7.01    Regulation FD Disclosure.
On June 22, 2026, the Company issued a joint press release with Parent announcing the execution of the Merger Agreement and the proposed acquisition of the Company by Parent. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. Additionally, the submission of this Item 7.01 is not an admission of the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 21, 2026, by and among Arcosa, Inc., CRH Americas, Inc. and Neon Merger Sub, Inc.*
99.1	Joint Press Release, dated June 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

Additional Information Regarding the Merger and Where to Find It
This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Merger. In connection with the Merger and with the solicitation of proxies for the special meeting of stockholders, the Company will file with the SEC the Proxy Statement, and the Company may file other relevant materials with the SEC. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or mail to its stockholders in connection with the Merger. BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, FILED OR THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and securityholders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of https://ir.arcosa.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by email at InvestorResources@arcosa.com, or by telephone at 972.942.6500. The information included on, or accessible through, the Company’s website is not incorporated by reference into, and does not form a part of, this Current Report on Form 8-K.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from Company stockholders in connection with the Merger. Additional information regarding the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC when they become available, and may be found in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, its Annual Report on Form 10-K for the year ended December 31, 2025, and subsequently filed statements of beneficial ownership on Forms 3, 4 and 5. These documents are or will be available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Cautionary Statements Regarding Forward-Looking Statements
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements also constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the Merger. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “continue,” “forecast,” “aim,” “goal,” “target,” “project,” “projection,” “potential” or similar expressions, or the negative or plural of these words, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current expectations, forecasts and assumptions, are not guarantees of future performance and could ultimately prove inaccurate. They involve a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: (i) the ability of the parties to complete the Merger on the anticipated terms and timing, or at all; (ii) the satisfaction or waiver of the conditions to the completion of the Merger, including obtaining the required Company Stockholder Approval and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the Merger and may decline if the Merger is not completed; (iv)

the possibility that competing offers will be made; (v) potential litigation relating to the Merger that could be instituted against the Company or its directors or officers, including the delay, expense or other effects of any outcomes related thereto; (vi) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (vii) the ability of the Company to retain, motivate and hire key personnel; (viii) the diversion of management’s time and attention from ordinary course business operations to completion of the Merger; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Merger; (x) legislative, regulatory and economic developments; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) the unpredictability and severity of catastrophic events, including acts of terrorism, outbreaks or escalations of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unexpected costs, liabilities or delays associated with the transaction; (xiv) the response of competitors to the transaction; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; and (xvi) the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and the “Forward-Looking Statements” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent filings with the SEC. There can be no assurance that the Merger will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date hereof. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. The Company undertakes no obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

June 21, 2026	By:	/s/ Gail M. Peck
Name: Gail M. Peck
Title: Chief Financial Officer